UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 2192

The Dreyfus Third Century Fund, Inc.

(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	5/31
Date of reporting period:	5/31/2010

FORM N-CSR

Item 1.	Reports to Stockholders.

The Dreyfus
Third Century Fund, Inc.

ANNUAL REPORT May 31, 2010

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
22	Notes to Financial Statements
32	Report of Independent Registered Public Accounting Firm
33	Important Tax Information
34	Board Members Information
36	Officers of the Fund
FOR MORE INFORMATION
Back Cover

The Dreyfus
Third Century Fund, Inc.

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for The Dreyfus Third Century Fund, Inc., covering the 12-month period from June 1, 2009, through May 31, 2010.

Psychology historically has played an important role in how investors—especially individual investors—perceive the financial markets and make asset allocation decisions. Unlike the purely rational investor who, in an ideal world, would seek investments that potentially can deliver the best risk/return characteristics, the everyday investor typically has been influenced by emotions. Currently, investors’ emotions appear to be deeply divided, with a large number still seeking low risk investments (such as cash instruments), and others favoring higher risk investments (such as smaller-cap and emerging market stocks). Meanwhile, investment classes in the middle of the risk spectrum seemingly have been largely avoided.

It is important to note that investor sentiment often lags the economic cycle.That’s why we continue to stress the importance of a long-term, well balanced asset allocation strategy that can help cushion the volatility produced by the emotional swings of the financial markets. If you have not revisited your investment portfolio recently, we urge you to speak with your financial advisor about taking advantage of long-term market fundamentals rather than remaining susceptible to the effects of emotional reactions to short-term developments.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
June 15, 2010

DISCUSSION OF FUND PERFORMANCE

For the period of June 1, 2009, through May 31, 2010, as provided by Jocelin A. Reed, CFA, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended May 31, 2010, The Dreyfus Third Century Fund’s Class A shares produced a total return of 18.08%, Class B shares returned 16.69%, Class C shares returned 17.16%, Class I shares returned 18.43% and Class Z shares returned 18.40%.1 In comparison, the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), provided a total return of 20.98% for the same period.2

Stocks generally advanced amid a subpar economic recovery during the reporting period.The fund produced returns that were lower than its benchmark, mainly due to its emphasis on higher-quality stocks at a time when lower-quality companies rebounded more robustly.

The Fund’s Investment Approach

The fund seeks capital growth, with current income as a secondary goal. To pursue these goals, the fund invests primarily in the common stocks of companies that, in our opinion, meet traditional investment standards while conducting their businesses in a manner that contributes to the enhancement of the quality of life in America. Our strategy combines computer modeling techniques, fundamental analysis and risk management with a social investment process.

In selecting stocks, we begin with quantitative research to rank stocks within an industry or sector. Next, using fundamental analysis, we designate the most attractive securities as potential purchase candidates. We then evaluate potential purchase candidates to determine whether they meet the fund’s socially responsible investment criteria.We next select those companies we consider to be the most attractive based on financial considerations. If there is more than one company to choose from, we can select stocks of companies that exhibit positive records in the fund’s areas of social concern.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

The fund normally focuses on large-cap growth stocks; however, it also may invest in value-oriented, midcap and small-cap stocks.

U.S. Stocks Produced Modest Gains

The reporting period began near the start of an economic recovery as improved manufacturing activity and an apparent bottoming of housing prices helped boost confidence among businesses, consumers and investors. However, in early 2010, several developments appeared to threaten the economic rebound. First, Europe was roiled by a sovereign debt crisis when Greece found itself unable to finance a heavy debt burden. Meanwhile, robust economic growth in China seemed to spark local inflationary pressures, and investors grew worried that remedial measures might dampen regional growth. Finally, high unemployment and ongoing troubles in domestic housing markets produced economic headwinds in the United States. Consequently, U.S. stocks rallied over much of the reporting period, but later gave back most of those gains.

Quality Bias Undermined Relative Performance

In the midst of heightened market volatility, our disciplined security selection process led us to those areas of the market where companies and industry groups displayed sound business fundamentals. We found relatively few opportunities meeting these criteria in the financials sector, which in the year prior to the reporting period had suffered the failures of several major financial institutions. However, relatively light exposure to financial companies prevented the fund from participating in the rebound of some of the sector’s surviving members. In addition, fund holdings State Street and Investment Technology Group were hurt by credit issues and competitive pressures, respectively.

The fund also suffered from overweighted exposure to the health care sector, which generally lagged market averages. Biotechnology firm Genzyme encountered safety issues that resulted in the shutdown of a manufacturing facility, and Gilead Sciences lost value amid concerns regarding a dearth of new products under development.

The fund achieved better results in the technology sector, where overweighted exposure to electronics innovator Apple bolstered relative performance. In addition, software developer Sybase was acquired by a former rival at a substantial premium. Our stock selection strategy in the consumer staples sector proved effective during the reporting period, as the fund avoided many of the sector’s greater laggards. Conversely, fund holdings such as Costco Wholesale and Bare Escentuals advanced strongly.

In light of the catastrophic events in the Gulf of Mexico late in the reporting period, we would like to note that we pay close attention to the health and safety records of candidates for investment in the energy sector. For example, fund holding Noble has one of the stronger safety records in the offshore drilling industry.The fund held no positions in the companies directly implicated in the disaster.

Finding Opportunities for Growth

Although the U.S. stock market has largely recovered from the recession, a number of headwinds remain, including uncertainty regarding proposed regulatory reform in the financials sector.Therefore, we have maintained underweighted exposure to financial companies, but we have adopted a more constructive posture with regard to potential growth opportunities stemming from rising economic activity in other market segments.

June 15, 2010

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

The Fund	5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in The Dreyfus Third Century Fund, Inc. Class A shares, Class B shares, Class C shares, Class I shares and Class Z shares and the Standard & Poor’s 500 Composite Stock Price Index

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class B, Class C, Class I and Class Z shares of The Dreyfus Third Century Fund, Inc. on 5/31/00 to a $10,000 investment made in the Standard & Poor’s
500 Composite Stock Price Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.
The Dreyfus Third Century Fund, Inc. primarily seeks capital growth through investment in common stocks of companies that the fund’s management believes not only meet traditional investment standards, but also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America.
Current income is a secondary goal. Performance for Class B shares assumes the conversion to Class A shares at the end of the sixth year following the date of purchase.The Index is a widely accepted, unmanaged index of overall U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.The Index is not subject to the same socially responsible investment criteria as The Dreyfus
Third Century Fund, Inc. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 5/31/10

	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	11.32%	–0.61%	–4.71%
without sales charge	18.08%	0.58%	–4.14%
Class B shares
with applicable redemption charge †	12.69%	–0.76%	–4.61%
without redemption	16.69%	–0.36%	–4.61%
Class C shares
with applicable redemption charge ††	16.16%	–0.19%	–4.89%
without redemption	17.16%	–0.19%	–4.89%
Class I shares	18.43%	1.04%	–3.85%
Class Z shares	18.40%	0.83%	–3.92%
Standard & Poor’s 500
Composite Stock Price Index	20.98%	0.31%	–0.81%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund	7

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in The Dreyfus Third Century Fund, Inc. from December 1, 2009 to May 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended May 31, 2010

	Class A	Class B	Class C	Class I	Class Z
Expenses paid per $1,000†	$ 6.48	$ 12.72	$ 10.49	$ 5.19	$ 5.63
Ending value (after expenses)	$1,000.00	$992.30	$994.60	$1,000.30	$999.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended May 31, 2010

	Class A	Class B	Class C	Class I	Class Z
Expenses paid per $1,000†	$ 6.54	$ 12.84	$ 10.60	$ 5.24	$ 5.69
Ending value (after expenses)	$1,018.45	$1,012.17	$1,014.41	$1,019.75	$1,019.30

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

† Expenses are equal to the fund’s annualized expense ratio of 1.30% for Class A, 2.56% for Class B, 2.11% for
Class C, 1.04% for Class I and 1.13% for Class Z, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

May 31, 2010

Common Stocks—99.7%	Shares	Value ($)
Consumer Discretionary—10.7%
Discovery Communications, Cl. C	43,900 [a]	1,393,386
Gap	179,150	3,905,470
Garmin	65,150 [b]	2,187,737
Limited Brands	118,600	2,948,396
McDonald’s	62,475	4,177,703
Priceline.com	18,925 [a]	3,617,703
Staples	75,700	1,629,064
TJX	81,325	3,697,035
Weight Watchers International	29,950 [b]	821,229
		24,377,723
Consumer Staples—14.5%
Church & Dwight	45,050	2,964,740
Costco Wholesale	76,775	4,472,144
General Mills	16,600	1,182,418
Hansen Natural	49,725 [a]	1,941,761
Kimberly-Clark	63,725	3,868,107
PepsiCo	132,850	8,354,937
Procter & Gamble	106,450	6,503,031
SYSCO	67,675	2,017,392
Unilever (NY Shares)	65,500	1,788,805
		33,093,335
Energy—5.6%
Cenovus Energy	44,725	1,204,891
EnCana	44,725	1,379,766
ENSCO, ADR	50,775	1,898,985
Nexen	99,775	2,176,093
Noble	68,300	1,985,481
SEACOR Holdings	28,375 [a]	2,070,808
Talisman Energy	116,025	1,971,265
		12,687,289
Financial—6.6%
American Express	62,100	2,475,927
Charles Schwab	124,750	2,038,415
Chubb	43,550	2,187,952
Discover Financial Services	225,975	3,039,364
Investment Technology Group	86,850 [a]	1,464,291

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
State Street	42,800	1,633,676
Travelers	45,975	2,274,383
		15,114,008
Health Care—16.5%
Allergan	39,900	2,401,581
Amgen	81,625 [a]	4,226,542
AstraZeneca, ADR	45,775 [b]	1,933,994
Becton Dickinson & Co.	33,750	2,406,375
Biogen Idec	40,900 [a]	1,939,887
Genzyme	69,600 [a]	3,386,040
Gilead Sciences	65,250 [a]	2,343,780
Humana	45,550 [a]	2,097,577
Johnson & Johnson	117,800	6,867,740
Kinetic Concepts	48,650 [a,b]	2,014,110
Millipore	24,950 [a]	2,649,940
Novartis, ADR	24,525 [b]	1,103,870
WellPoint	82,800 [a]	4,247,640
		37,619,076
Industrial—10.0%
3M	50,775	4,026,965
Brink’s	44,400	1,006,548
Donaldson	24,575	1,060,411
Dun & Bradstreet	19,825	1,447,027
Emerson Electric	130,425	6,056,937
Equifax	41,375	1,251,594
Fluor	26,500	1,243,380
Ryder System	22,550	1,013,397
United Technologies	86,150	5,804,787
		22,911,046
Information Technology—31.0%
Accenture, Cl. A	92,100	3,455,592
Apple	37,675 [a]	9,688,503
Avnet	48,450 [a]	1,391,484

Common Stocks (continued)	Shares	Value ($)
Information Technology (continued)
CA	81,500	1,650,375
Cisco Systems	164,125 [a]	3,801,135
EMC	183,025 [a]	3,407,925
Google, Cl. A	9,800 [a]	4,754,764
Intel	65,700	1,407,294
International Business Machines	86,850	10,878,831
Microsoft	347,100	8,955,180
National Semiconductor	115,300 [b]	1,619,965
Oracle	225,225	5,083,328
QUALCOMM	110,600	3,932,936
Sybase	48,150 [a]	3,097,490
Symantec	83,750 [a]	1,186,738
Texas Instruments	205,750	5,024,415
Western Union	98,175	1,566,873
		70,902,828
Materials—2.9%
Alcoa	179,100	2,084,724
MeadWestvaco	78,900	1,885,710
Schnitzer Steel Industries, Cl. A	32,750 [b]	1,638,810
Worthington Industries	76,200	1,121,664
		6,730,908
Utilities—1.9%
FPL Group	27,675	1,381,813
Sempra Energy	45,775	2,105,650
WGL Holdings	28,625 [b]	968,956
		4,456,419
Total Common Stocks
(cost $220,884,958)		227,892,632

Other Investment—.3%
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $768,000)	768,000 [c]	768,000

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—4.5%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $10,250,418)	10,250,418 [c]	10,250,418

Total Investments (cost $231,903,376)	104.5%	238,911,050
Liabilities, Less Cash and Receivables	(4.5%)	(10,212,222)
Net Assets	100.0%	228,698,828

ADR—American Depository Receipts

a Non-income producing security.
b Security, or portion thereof, on loan.At May 31, 2010, the total market value of the fund’s securities on loan is
$9,986,598 and the total market value of the collateral held by the fund is $10,250,418.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Information Technology	31.0	Energy	5.6
Health Care	16.5	Money Market Investments	4.8
Consumer Staples	14.5	Materials	2.9
Consumer Discretionary	10.7	Utilities	1.9
Industrial	10.0
Financial	6.6		104.5

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
May 31, 2010

				Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $9,986,598)—Note 1(b):
Unaffiliated issuers				220,884,958	227,892,632
Affiliated issuers				11,018,418	11,018,418
Cash					7,360
Dividends and interest receivable					423,522
Receivable for shares of Common Stock subscribed					10,074
Prepaid expenses					12,167
					239,364,173
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)					209,768
Liability for securities on loan—Note 1(b)					10,250,418
Payable for shares of Common Stock redeemed					38,702
Accrued expenses					166,457
					10,665,345
Net Assets ($)					228,698,828
Composition of Net Assets ($):
Paid-in capital					335,696,143
Accumulated undistributed investment income—net					1,355,078
Accumulated net realized gain (loss) on investments					(115,360,067)
Accumulated net unrealized appreciation
(depreciation) on investments					7,007,674
Net Assets ($)					228,698,828

Net Asset Value Per Share
	Class A	Class B	Class C	Class I	Class Z
Net Assets ($)	13,252,164	442,815	2,651,923	1,651,298	210,700,628
Shares Outstanding	1,585,913	57,579	342,048	194,670	24,855,319
Net Asset Value
Per Share ($)	8.36	7.69	7.75	8.48	8.48

See notes to financial statements.

The Fund	13

STATEMENT OF OPERATIONS
Year Ended May 31, 2010

Investment Income ($):
Income:
Cash dividends (net of $32,713 foreign taxes withheld at source):
Unaffiliated issuers	4,020,379
Affiliated issuers	1,515
Income from securities lending—Note 1(b)	34,224
Total Income	4,056,118
Expenses:
Management fee—Note 3(a)	1,783,604
Shareholder servicing costs—Note 3(c)	609,792
Professional fees	126,129
Registration fees	58,388
Custodian fees—Note 3(c)	32,424
Prospectus and shareholders’ reports	28,518
Distribution fees—Note 3(b)	25,524
Directors’ fees and expenses—Note 3(d)	8,244
Interest expense—Note 2	3,116
Loan commitment fees—Note 2	780
Miscellaneous	24,611
Total Expenses	2,701,130
Less—reduction in fees due to earnings credits—Note 1(b)	(1,427)
Net Expenses	2,699,703
Investment Income—Net	1,356,415
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(3,460,830)
Net unrealized appreciation (depreciation) on investments	40,196,335
Net Realized and Unrealized Gain (Loss) on Investments	36,735,505
Net Increase in Net Assets Resulting from Operations	38,091,920

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended May 31,
	2010	2009[a]
Operations ($):
Investment income—net	1,356,415	1,811,031
Net realized gain (loss) on investments	(3,460,830)	(13,415,673)
Net unrealized appreciation
(depreciation) on investments	40,196,335	(82,486,020)
Net Increase (Decrease) in Net Assets
Resulting from Operations	38,091,920	(94,090,662)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	—	(257,011)
Class C Shares	(6,429)	—
Class I Shares	(14,624)	(7,671)
Class Z Shares	(1,783,245)	(897,210)
Total Dividends	(1,804,298)	(1,161,892)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	2,201,851	51,570,509
Class B Shares	3,000	6,255
Class C Shares	1,020,042	527,760
Class I Shares	921,301	684,796
Class T Shares	—	120,510
Class Z Shares	5,255,557	4,443,423
Dividends reinvested:
Class A Shares	—	254,046
Class C Shares	4,948	—
Class I Shares	6,031	4,256
Class Z Shares	1,694,984	855,787
Cost of shares redeemed:
Class A Shares	(33,689,494)	(9,078,299)
Class B Shares	(565,443)	(801,496)
Class C Shares	(543,780)	(537,173)
Class I Shares	(505,144)	(413,969)
Class T Shares	—	(408,144)
Class Z Shares	(21,873,829)	(26,086,506)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(46,069,976)	21,141,755
Total Increase (Decrease) in Net Assets	(9,782,354)	(74,110,799)
Net Assets ($):
Beginning of Period	238,481,182	312,591,981
End of Period	228,698,828	238,481,182
Undistributed investment income—net	1,355,078	1,802,961

The Fund	15

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Year Ended May 31,
	2010	2009[a]
Capital Share Transactions:
Class Ab,c
Shares sold	271,695	5,874,789
Shares issued for dividends reinvested	—	39,695
Shares redeemed	(4,691,360)	(1,458,773)
Net Increase (Decrease) in Shares Outstanding	(4,419,665)	4,455,711
Class Bb
Shares sold	395	1,025
Shares redeemed	(74,285)	(111,914)
Net Increase (Decrease) in Shares Outstanding	(73,890)	(110,889)
Class C
Shares sold	142,155	84,911
Shares issued for dividends reinvested	629	—
Shares redeemed	(70,276)	(87,864)
Net Increase (Decrease) in Shares Outstanding	72,508	(2,953)
Class I
Shares sold	108,410	83,891
Shares issued for dividends reinvested	703	653
Shares redeemed	(59,345)	(61,484)
Net Increase (Decrease) in Shares Outstanding	49,768	23,060
Class Tc
Shares sold	—	18,438
Shares redeemed	—	(63,136)
Net Increase (Decrease) in Shares Outstanding	—	(44,698)
Class Z
Shares sold	623,371	629,144
Shares issued for dividends reinvested	198,029	131,239
Shares redeemed	(2,587,191)	(3,604,329)
Net Increase (Decrease) in Shares Outstanding	(1,765,791)	(2,843,946)

a Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.
b During the period ended May 31, 2010, 48,561 Class B shares representing $369,025, were automatically converted to 44,963 Class A shares and during the period ended May 31, 2009, 55,475 Class B shares representing $387,350 were automatically converted to 51,759 Class A shares.
c On the close of business on February 4, 2009, 24,951 Class T shares representing $148,706 were converted to
24,024 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended May 31,
Class A Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	7.08	9.72	10.05	8.48	8.19
Investment Operations:
Investment income (loss)—net[a]	.03	.05	.01	.02	(.02)
Net realized and unrealized
gain (loss) on investments	1.25	(2.65)	(.32)	1.55	.31
Total from Investment Operations	1.28	(2.60)	(.31)	1.57	.29
Distributions:
Dividends from investment income—net	—	(.04)	(.02)	—	—
Net asset value, end of period	8.36	7.08	9.72	10.05	8.48
Total Return (%)[b]	18.08	(26.73)	(3.06)	18.52	3.54
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.35	1.31	1.35	1.29	1.25
Ratio of net expenses
to average net assets	1.35[c]	1.30	1.35[c]	1.29	1.25
Ratio of net investment income
(loss) to average net assets	.40	.70	.06	.18	(.24)
Portfolio Turnover Rate	35.17	40.27	21.97	22.75	78.54
Net Assets, end of period ($ x 1,000)	13,252	42,532	15,066	15,411	11,573

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund	17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended May 31,
Class B Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	6.59	9.09	9.45	8.04	7.83
Investment Operations:
Investment (loss)—net[a]	(.06)	(.03)	(.06)	(.06)	(.09)
Net realized and unrealized
gain (loss) on investments	1.16	(2.47)	(.30)	1.47	.30
Total from Investment Operations	1.10	(2.50)	(.36)	1.41	.21
Net asset value, end of period	7.69	6.59	9.09	9.45	8.04
Total Return (%)[b]	16.69	(27.50)	(3.81)	17.54	2.68
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.43	2.28	2.12	2.18	2.06
Ratio of net expenses
to average net assets	2.43[c]	2.27	2.12[c]	2.18	2.06
Ratio of net investment (loss)
to average net assets	(.74)	(.49)	(.74)	(.77)	(1.09)
Portfolio Turnover Rate	35.17	40.27	21.97	22.75	78.54
Net Assets, end of period ($ x 1,000)	443	867	2,202	4,762	9,415

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

		Year Ended May 31,
Class C Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	6.63	9.13	9.48	8.06	7.84
Investment Operations:
Investment (loss)—net[a]	(.03)	(.02)	(.06)	(.05)	(.08)
Net realized and unrealized
gain (loss) on investments	1.17	(2.48)	(.29)	1.47	.30
Total from Investment Operations	1.14	(2.50)	(.35)	1.42	.22
Distributions:
Dividends from investment income—net	(.02)	—	—	—	—
Net asset value, end of period	7.75	6.63	9.13	9.48	8.06
Total Return (%)[b]	17.16	(27.38)	(3.69)	17.62	2.81
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.09	2.14	2.01	2.00	2.02
Ratio of net expenses
to average net assets	2.09[c]	2.14[c]	2.00	2.00	2.02
Ratio of net investment (loss)
to average net assets	(.39)	(.29)	(.60)	(.53)	(1.03)
Portfolio Turnover Rate	35.17	40.27	21.97	22.75	78.54
Net Assets, end of period ($ x 1,000)	2,652	1,788	2,487	3,538	2,745

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund	19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended May 31,
Class I Shares	2010	2009	2008[a]	2007	2006
Per Share Data ($):
Net asset value, beginning of period	7.23	9.90	10.23	8.60	8.28
Investment Operations:
Investment income—net[b]	.06	.07	.05	.05	.06
Net realized and unrealized
gain (loss) on investments	1.27	(2.69)	(.32)	1.58	.31
Total from Investment Operations	1.33	(2.62)	(.27)	1.63	.37
Distributions:
Dividends from investment income—net	(.08)	(.05)	(.06)	—	(.05)
Net asset value, end of period	8.48	7.23	9.90	10.23	8.60
Total Return (%)	18.43	(26.47)	(2.65)	18.95	4.45
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.01	.95	.94	.87	.84
Ratio of net expenses
to average net assets	1.01[c]	.95[c]	.94[c]	.87	.84
Ratio of net investment income
to average net assets	.71	.92	.51	.58	.66
Portfolio Turnover Rate	35.17	40.27	21.97	22.75	78.54
Net Assets, end of period ($ x 1,000)	1,651	1,048	1,206	712	653

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

		Year Ended May 31,
Class Z Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	7.22	9.88	10.21	8.59	8.31
Investment Operations:
Investment income (loss)—net[a]	.05	.05	.04	.04	(.00)[b]
Net realized and unrealized
gain (loss) on investments	1.28	(2.68)	(.33)	1.58	.31
Total from Investment Operations	1.33	(2.63)	(.29)	1.62	.31
Distributions:
Dividends from investment income—net	(.07)	(.03)	(.04)	—	(.03)
Net asset value, end of period	8.48	7.22	9.88	10.21	8.59
Total Return (%)	18.40	(26.56)	(2.82)	18.86	3.74
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.10	1.11	1.01	1.02	1.04
Ratio of net expenses
to average net assets	1.10[c]	1.10	1.00	1.02	1.04
Ratio of net investment income
(loss) to average net assets	.60	.73	.40	.43	(.05)
Portfolio Turnover Rate	35.17	40.27	21.97	22.75	78.54
Net Assets, end of period ($ x 1,000)	210,701	192,247	291,213	334,808	331,203

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund	21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

The Dreyfus Third Century Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to provide capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C and Class I and 200 million shares of $.001 par value Common Stock of Class Z. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or shareholder services fee. Class Z shares are not available for new accounts and bear a shareholder services fee. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market),but before the fund calculates its net asset value,the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for

identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds,

credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	214,434,963	—	—	214,434,963
Equity Securities—
Foreign†	13,457,669	—	—	13,457,669
Mutual Funds	11,018,418	—	—	11,018,418
† See Statement of Investments for industry classification.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases,sales,issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended May 31, 2010, The Bank of New York Mellon earned $14,667 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended May 31, 2010 were as follows:

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

As of and during the period ended May 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended May 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At May 31,2010,the components of accumulated earnings on a tax basis were as follows:undistributed ordinary income $1,355,078,accumulated capital losses $115,324,271 and unrealized appreciation $6,971,878.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to May 31, 2010. If not applied, $94,824,157 of the carryover expires in fiscal 2011 and $20,500,114 expires in fiscal 2018.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2010 and May 31, 2009 were as follows: ordinary income $1,804,298 and $1,161,892, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended May 31, 2010 was approximately $204,800, with a related weighted average annualized interest rate of 1.52%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to the management agreement (“Agreement”) with the Manager, the management fee is computed at an annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. Pursuant to the Agreement, if in any full fiscal year the aggregate expenses allocable to Class Z shares, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1 / 2 % of the value of the average daily net assets of Class Z shares, the fund may deduct from the fees paid to the Manager, or the Manager will bear such excess expense. During the period ended May 31, 2010, there was no expense reimbursement pursuant to the Agreement.

During the period ended May 31, 2010, the Distributor retained $3,070 from commissions earned on sales of the fund’s Class A shares and $1,693 and $1,578 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at the annual rates of .75% of the value of the average daily net assets of Class B and Class C shares. During the period ended May 31, 2010, Class B and Class C shares were charged $5,310 and $20,214, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class B and Class C shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to

The Fund	29

NOTES TO FINANCIAL STATEMENTS (continued)

be paid to Service Agents. During the period ended May 31, 2010, Class A, Class B and Class C shares were charged $41,745, $1,770 and $6,738, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor an amount not to exceed an annual rate of .25% of the value of Class Z shares average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class Z shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2010, Class Z shares were charged $201,672 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2010, the fund was charged $146,403 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended May 31, 2010, the fund was charged $26,186 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $1,427.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended May 31, 2010, the fund was charged $32,424 pursuant to the custody agreement.

During the period ended May 31, 2010, the fund was charged $5,436 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $147,703, Rule 12b-1 distribution plan fees $2,002, shareholder services plan fees $8,503, custodian fees $8,976, chief compliance officer fees $3,656 and transfer agency per account fees $38,928.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2010, amounted to $82,623,584 and $127,572,943, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The fund held no derivatives during the period ended May 31, 2010. These disclosures did not impact the notes to the financial statements.

At May 31,2010,the cost of investments for federal income tax purposes was $231,939,172; accordingly, accumulated net unrealized appreciation on investments was $6,971,878, consisting of $25,101,537 gross unrealized appreciation and $18,129,659 gross unrealized depreciation.

The Fund	31

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
The Dreyfus Third Century Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Dreyfus Third Century Fund, Inc., including the statement of investments, as of May 31, 2010 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2010 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Dreyfus Third Century Fund, Inc. at May 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
July 23, 2010

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended May 31, 2010 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and GrowthTax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $1,804,298 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2011 of the percentage applicable to the preparation of their 2010 income tax returns.

The Fund	33

BOARD MEMBERS INFORMATION (Unaudited)

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Ms.Wiley and Mr. Leventhal were elected Board members of the fund effective October 9, 2009. Lucy Wilson Benson, Emeritus Board Member Arthur A. Hartman, Emeritus Board Member

The Fund	35

OFFICERS OF THE FUND (Unaudited)

The Fund	37

OFFICERS OF THE FUND (Unaudited) (continued)

NOTES

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.	Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $27,935 in 2009 and $27,935 in 2010. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,276 in 2009 and $5,382 in 2010.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee $0 in 2009 and $0 in 2010.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,234 in 2009 and $3,184 in 2010. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2009 and $0 in 2010.

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(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $70 in 2009 and $0 in 2010. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2009 and $0 in 2010.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $20,898,574 in 2009 and $28,017,293 in 2010.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

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Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.
Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus Third Century Fund, Inc.

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

Date:	July 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

Date:	July 23, 2010

By:	/s/ James Windels
James Windels,
Treasurer

Date:	July 23, 2010

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

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